Financial Income, Net	12 Months Ended
Dec. 31, 2015
Financial Income, Net [Text Block]

FINANCIAL INCOME, NET

Interest (expense) income, net consists of the following:

	2015	2014	2013
Interest income	18	31	59
Interest expense	(64)	(65)	(1,967)
Warrants exercises	330	83	-
Changes in fair value of the warrants	(2,377)	1,722	1,007
Total	(2,094)	1,771	(901)

In 2013, interest expense on the 2012 Non-convertible Debenture amounted to € 1,889 thousand, of which € 252 thousand expense for the payment of the 9% interest coupon.